SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 24, 2003

                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


Delaware                                  0-27170                61-1289391
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(State or other jurisdiction        (Commission File No.)      (IRS Employer
     of incorporation)                                       Identification No.)



      344 17th Street, Ashland, Kentucky                           41101
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   (Address of principal executive offices)                     (Zip Code)




         Registrant's telephone number, including area code: (606) 326-2801
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                                       N/A
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          (Former name or former address, if changed since last report)




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Item 7.     Financial Statements and Exhibits

     (a)     Exhibits

           3.2  Amended and Restated Bylaws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CLASSIC BANCSHARES, INC.




Date:    February 24, 2003             By:  Lisah M. Frazier
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                                            Lisah M. Frazier, Chief Operation
                                             Officer and Chief Financial Officer